UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2008 (January 15, 2008)

HARRY AND DAVID

(Exact Name of Registrant as Specified in its Charter)

Oregon	(333-128870-04)	93-0331765
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

2500 South Pacific Highway, Medford, OR	97501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (541) 864-2362

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13c under the Exchange Act

Item 8.01 Other Events.

On January 15, 2008, Harry and David (the “Company”) issued a press release announcing that it has acquired Wolferman’s, LLC from Williams Foods, Inc., a privately-held producer of dry seasonings and direct marketer of premium specialty food gifts. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Document
99.1	Press release dated January 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRY AND DAVID
Date: January 17, 2008
	By:	/s/ Stephen V. O’Connell
	Name:	Stephen V. O’Connell
	Title:	Chief Financial Officer and Chief Administrative Officer